                                                                    EXHIBIT 10.1

                            GRC INTERNATIONAL, INC.
                        1985 EMPLOYEE STOCK OPTION PLAN

1.   PURPOSE

     The purpose of the 1985 Employee Stock Option Plan is to enable GRC INTERNATIONAL, INC. (the "Company") to attract and retain employees who are expected to materially contribute to the prosperity of the Company and its affiliates, by allowing them to acquire a proprietary interest (or increase their proprietary interest) in the Company in accordance with the terms and conditions of this Plan. It is intended that certain options granted under the Plan shall constitute incentive stock options in accordance with the provisions of Section 422 of the Internal Revenue Code of 1986.

2.   DEFINITIONS

     2.1  "Board of Directors" shall mean the Board of Directors of the Company.
           ------------------

     2.2  "Code" shall mean the Internal Revenue Code of 1986, as amended from
           ----
time to time.

     2.3  "Committee" shall mean the Committee of the Board of Directors
           ---------
appointed pursuant to Section 4.3 hereof.

     2.4  "Common Stock" shall mean shares of the Company's common stock (par
           ------------
value $.10 per share).

     2.5  "Company" shall mean GRC International, Inc., a Delaware corporation,
           -------
or any successor thereto by merger, consolidation or otherwise which may agree to continue this Plan.

     2.6  "Date of Exercise" shall mean the business day immediately preceding
           ----------------
the date on which written notice of exercise is delivered to the Company in person or the date such notice is postmarked if delivered to the Company by United States mail.

     2.7  "Disability" shall mean the inability to engage in any substantial
           ----------
gainful activity by reason of any medically determined physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months.

     2.8  "Effective Date" shall mean March 18, 1985.
           --------------

     2.9  "Exchange Act" shall mean the Securities Exchange Act of 1934, as
           ------------
amended from time to time.

     2.10 "Fair Market Value" means the average of the high and low sale
           -----------------
prices of the Stock quoted on the New York Stock Exchange Composite Transaction Reporting System (or on the exchange or system where the Stock is principally traded) on the date for which Fair Market Value is to be determined (or if unavailable on such date, on the next preceding trading date). If the Fair Market Value is not available on such date, the Committee shall determine the Fair Market Value; provided, however, in the case of Incentive Stock Options such determination shall conform to the Treasury Regulations under Section 422 of the Code.

                                 FORM 2(e)(1)
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     2.11 "Grant Date" shall mean the date as of which an Option is granted by
           ----------
the Committee pursuant to the Plan.

     2.12 "Incentive Stock Option" shall mean an option that qualifies as an
           ----------------------
incentive stock option under Section 422 of the code.

     2.13 "Key Employee" shall mean any employee of the Company or a Related
           ------------
Corporation who has or is expected to materially contribute to its prosperity. The term "Key Employee" shall include officers but exclude directors in their capacity as such.

     2.14 "Nonqualified Stock Option" shall mean any Option granted under this
           -------------------------
Plan which is not an Incentive Stock Option.

     2.15 "Option" shall mean an Incentive Stock Option or Nonqualified Stock
           ------
Option granted pursuant to the terms of the Plan without distinction as to the type.

     2.16 "Option Agreement" shall mean the agreement executed between the
           ----------------
Company and the Optionee pursuant to Section 9 hereof.

     2.17 "Option Price" shall mean the purchase price of shares of Common Stock
           ------------
subject to an Option.

     2.18 "Option Term" shall mean the period beginning on the Grant Date and
           -----------
ending on the day an Option expires under the terms of the Option Agreement or the Plan.

     2.19 "Optionee" shall mean any Key Employee who is granted an Option
           --------
pursuant to the Plan.

     2.20 "Parent" shall have the meaning set forth in Section 424(e) of the
           ------
Code.

     2.21 "Plan" shall mean the GRC International, Inc. 1985 Employee Stock
           ----
Option Plan.

     2.22 "Related Corporation" shall mean any Parent or Subsidiary.
           -------------------

     2.23 "Section 16 Optionee" shall mean an Optionee who is a director,
           -------------------
officer or ten percent beneficial owner of the Company, as those terms are used under Section 16 of the Exchange Act.

     2.24 "Subsidiary" shall have the meaning set forth in Section 424(f) of the
           ----------
Code.

     2.25 "Substantial Stockholder" shall mean any Key Employee who,
           -----------------------
immediately before an Incentive Stock Option is granted, owns (within the meaning of Section 422(b)(6) of the Code, after the application of the attribution rules contained in Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock either of the Company or any Related Corporation thereof.

     2.26 "Treasury Regulations" shall mean (i) any proposed or final
           --------------------
regulations issued by the Internal Revenue Service with respect to incentive stock options and any supplement or

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modification thereof, and (ii) any rulings, procedures, releases or other position statements published by the Internal Revenue Service with respect to incentive stock options.

3.   STOCK SUBJECT TO PLAN

     The stock subject to Options to be granted under the Plan shall be shares of the Company's authorized but unissued Common Stock, or shares of Common Stock reacquired by the Company and held as treasury stock. The aggregate number of shares which may be issued under Options under this Plan shall not exceed 1,305,000 shares of Common Stock, unless such number of shares is adjusted as provided in Section 13 hereof. In the event that any outstanding Option under the Plan expires or terminates for any reason without having been exercised in full, the shares of Common Stock allocable to the unexercised portion of such Option shall become available for other Options under the Plan.

4.   ADMINISTRATION OF PLAN

     4.1  Administration by Committee. The Plan shall be administered by the
          ---------------------------
Committee which shall be appointed pursuant to Section 4.3 hereof.

     4.2  Powers of Committee. The Committee shall have full and final authority
          -------------------
in its discretion to:

          (i) determine Key Employees of the Company or any Related Corporation thereof taking into account the nature of the services rendered by the particular employee, the employee's potential contribution to the long-term success of the Company or a Related Corporation thereof and such other factors as the Committee in its discretion shall deem relevant;

          (ii)   allocate and grant Options from time to time to such Key
Employees;

          (iii) determine the duration, terms and provisions of the Options and of Option Agreements, including but not limited to, any vesting provisions;

          (iv) condition the exercise of any Options granted hereunder on the attainment of certain specified goals by the Key Employee or by the Company or a Related Corporation thereof;

          (v) restrict the sale or otherwise provide for the repurchase of shares acquired pursuant to the terms of an Option granted under the Plan;

          (vi)   determine the time or times at which Options shall be granted;

          (vii) determine the number of shares to be covered by, and the term of, each option;

          (viii) determine the Fair Market Value of the Common Stock and the Option Price;

          (ix)   to approve or disapprove any election by an Optionee under
Section 8.1 or Section 19.1, at any time before or after such election;

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          (x)    accelerate the exercisability of Options in the event of a tender offer or change in control of the Company;

          (xi)   interpret the Plan;

          (xii) prescribe, amend and rescind rules and regulations relating to the Plan; and

          (xiii) make all other determinations, orders and decisions necessary or advisable for the administration of the Plan. All such determinations and actions shall be conclusively binding for all purposes and upon all persons.

     4.3  Committee.
          ---------

          4.3.1 The Plan shall be administered by a Committee appointed or designated by the Board of Directors. The Committee shall at all times contain at least three members of the Board of Directors. Members of the Committee shall not be eligible to receive Options and shall be "disinterested persons" as defined in Rule 16b-3 of the Exchange Act.

          4.3.2 The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Board of Directors. The Committee shall select one of its members as Chairman, and shall hold meetings at such times and places as it may determine. The acts of a majority of the Committee during a meeting, at which at least 50% of the members of the Committee who are members of the Board of Directors are present (or acts reduced to or approved in writing by a majority of the members of the Committee who are members of the Board of Directors without the necessity of holding such a meeting) shall be the valid acts of the Committee.

          4.3.3 The Committee shall keep minutes of its proceedings and shall furnish the Board of Directors with copies thereof, and of all decisions, actions, and determinations made by the Committee. The interpretation and construction by the Committee of any provision of the Plan, or of any Option granted under it, shall be final.

     4.4  Liability Limited.  To the maximum extent permitted by law, no
          -----------------
member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan and/or any Option granted under it.

     4.5  Indemnification.  To the maximum extent permitted by law, the
          ---------------
members of the Board of Directors and Committees shall be indemnified by the Company in respect of all their activities under this Plan.

5.   GRANTING OF OPTIONS

     5.1  Granting of Options to Key Employees.
          ------------------------------------

          5.1.1 The Committee may grant Options under the Plan to Key Employees for such number of shares as the Committee may determine.

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          5.1.2  The Committee shall designate any Option granted as either an
"Incentive Stock Option" or "Nonqualified Stock Option" or the Committee may designate a portion of a grant as an "Incentive Stock Option" and the remaining portion as a "Nonqualified Stock Option". Any portion of a grant that is not designated as an "Incentive Stock Option" shall be a "Nonqualified Stock Option". More than one Option may be granted to a Key Employee subject to the terms and restrictions set forth herein.

          5.1.3 An Option shall not be granted prior to the Effective Date or on or after the tenth anniversary of the Effective Date.

     5.2  Limitation on Grant of Incentive Stock Options. The aggregate Fair
          ----------------------------------------------
Market Value (determined as of the time an Incentive Stock Option is granted) of shares of Common Stock for which an Optionee's Incentive Stock Options are first exercisable during any calendar year after 1986 under this Plan and any other qualified Stock Option Plan of the Company or any Related Corporation thereof or a predecessor corporation (within the meaning of the applicable Treasury Regulations) of any such corporation, may not exceed $100,000.

6.   OPTION PRICE

     6.1  Committee to Determine Option Price. The Committee shall determine the
          -----------------------------------
Option Price of shares of Common Stock for which Options are granted under the Plan. The Option Price per share of Common Stock shall be at least equal to the Fair Market Value of a share of Common Stock on the Grant Date.

     6.2  Incentive Stock Option Price Where Optionee is Substantial
          ----------------------------------------------------------
Stockholder. If any Optionee is a Substantial Stockholder, the Option Price
-----------
determined by the Committee for an Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Common Stock on the Grant Date.

7.   TERM OF OPTIONS

     7.1  In General. The term of each Option granted under this Plan shall be
          ----------
for such period as the Committee shall determine, not to exceed 10 years, and shall be subject to earlier termination as hereinafter provided. An Option shall not be exercisable after the expiration of the Option Term.

     7.2  Term of Incentive Stock Option Where Optionee is Substantial
          ------------------------------------------------------------
Stockholder.  Notwithstanding Section 7.1, if any Optionee is a Substantial
-----------
Stockholder, the term of an Incentive Stock Option shall not exceed 5 years from the Grant Date.

8.   EXERCISE OF OPTIONS

     8.1  Manner of Exercise.  To exercise an Option in whole or in part, an
          ------------------
Optionee shall give written notice of exercise to the Committee specifying the number of shares as to which the Option is being exercised, accompanied by payment in full of the Option Price for such shares either in cash or in such other consideration as approved by the Committee in its sole discretion including, but not limited to, (i) shares of previously owned Stock held by the Optionee for at least 6 months, or (ii) in the event of hardship and with the advance approval of the Committee, the Company's retention of shares of Stock otherwise issuable to the Optionee upon exercise. Shares of Stock used to make payments under (i) and (ii) shall be valued at

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Fair Market Value as of the date such notice is received by the Company's Stock
Option Administrator, and the number of shares to be required for payments under
(i) or (ii) shall be rounded to the nearest whole share so that no cash payment shall be required by reason of any fractional amount. Not less than 10 shares may be purchased at any one time unless the number purchased is the total number purchasable under the Option.

     8.2  No Rights of Stockholder. The holder of an Option shall not have any
          ------------------------
of the rights of a stockholder with respect to the shares covered by his Option until such shares have been issued to him upon due exercise of the Option. The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

     8.3  Additional Restrictions on Exercise.
          -----------------------------------

          8.3.1 An Option shall not be exercisable if such exercise would create a right of recovery for "short swing profits" under Section 16(b) of the Exchange Act.

          8.3.2 The exercise of each Option shall also be subject to any restrictions, terms or conditions contained in the rules and regulations of the Committee or in the Option Agreement.

9.   OPTION AGREEMENT

     Promptly after the grant of an Option under the Plan, and before the exercise of any part thereof, the Company and the Optionee shall execute an Option Agreement incorporating the terms of this Plan and specifying the Option Price, the number of shares of Common Stock subject to the Option, the terms and conditions of the Option, and such other matters, as the Committee in its sole discretion may determine. In the case of an Incentive Stock Option the Option Agreement shall contain (i) such provisions as are required of incentive stock options under the Code and applicable Treasury Regulations, and (ii) a provision that the Option is not transferable by the Optionee other than by will or the laws of descent and distribution, and is exercisable, during his lifetime, only by him. The Option Agreement may also contain any other provision restricting exercise or otherwise as the Committee shall deem appropriate; provided that in the case of an Incentive Stock Option such provision is not inconsistent with
Section 422 of the Code.

10.  TERMINATION OF EMPLOYMENT

     10.1 Prior to Death.
          --------------

          10.1.1 The unexercised portion of any Option or Options shall be cancelled on the date an Optionee's employment terminates for any reason (other than by reason of death) except that the Committee may, in its absolute discretion, extend the privilege to exercise all or any part of the Option in accordance with its terms for any period of time within the Option Term. If the Company or a Related Corporation thereof, as the case may be, terminates an Optionee's employment without cause, the Option shall automatically remain in effect until the earlier of the end of the Option Term or the expiration of thirty days after the Optionee's termination. Notwithstanding anything herein to the contrary, in the event of termination for cause, all Options shall lapse forthwith. For purposes of this section, "cause" shall be defined in the context of executive employment and shall include, but not be limited to, any material violation by an Optionee of any written employment agreement, any act of dishonesty with

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respect to the Company or a Related Corporation thereof, insubordination, or the commission of any act reflecting unfavorably on the Company or a Related Corporation thereof. Options granted under the Plan shall not be affected by any change of duties or position so long as the Optionee continues to be an employee of the Company or any Related Corporation.

          10.1.2 In the event of any change in corporate ownership or structure which renders the employees of any Related Corporation ineligible for further grants of Options by the Company under Section 422 of the Code, then all Options held by such employees shall be cancelled upon the earlier of the end of the Option Term or the expiration of thirty days after such change in corporate ownership or structure.

     10.2 Death.  If an Optionee ceases to be an employee of the Company or a
          -----
Related Corporation thereof by reason of death, then the person to whom the Option shall have been transferred by will or the laws of the descent and distribution may exercise all or any part of the option in accordance with its terms, provided such exercise occurs within the earlier of the end of the Option Term or six months after the date the Optionee died.

11.  NON-GUARANTEE OF EMPLOYMENT

     Nothing in the Plan or in any Option granted pursuant to the Plan shall be construed as a contract of employment between the Company or a Related Corporation thereof and the Optionee, or as a contractual right to continue in the employ of the Company or a Related Corporation thereof or as a limitation of the right of the Company or a Related Corporation thereof to discharge the Optionee at any time.

12.  NON-TRANSFERABILITY OF OPTIONS

     An Option shall not be transferable otherwise than by will or the laws of descent and distribution. During the lifetime of the Optionee, an Option may be exercised only by him.

13.  STOCK ADJUSTMENT

     13.1 Changes in Capital Structure.  In the event that the outstanding
          ----------------------------
shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares other than securities of the Company or of another corporation by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, or dividend payable in capital stock, appropriate adjustment shall be made by the Committee in the number and kind of shares for the purchase of which Options may be granted under the Plan. In addition, the Committee shall make appropriate adjustment in the number and kind of shares as to which outstanding Options, or portions thereof then unexercised, shall be exercisable to the end that the Optionee's proportionate interest shall be maintained as before the occurrence of the event. The adjustment in outstanding Options shall be made without change in the total price applicable to the unexercised portion of the Option and with the corresponding adjustment in the Option Price; provided that no outstanding Incentive Stock Option shall be adjusted in a manner which would disqualify the Incentive Stock Option as an incentive stock option under Section 422 of the Code. Any such adjustment made by the Committee shall be conclusive.

          13.2  Liquidation or Dissolution.  If the Company dissolves and
                --------------------------
liquidates, then notwithstanding any restrictions on exercise set forth in this Plan or any Option, each Optionee

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shall have the right to exercise his Option at any time on or before the tenth
(10th) day prior to the effective date of such liquidation and dissolution. The Committee may establish a different period for exercise by notice to the Optionee, and it may establish limitations on exercise to avoid subjecting the Optionee to liability under Section 16(b) of the Exchange Act. Any Option not so exercised shall terminate on the last day for exercise prior to such effective date.

     13.3  Limitation on Rights of Optionee. Except as expressly provided in
           --------------------------------
Section 13.1 or 13.2 hereof, an Optionee shall have no rights by reason of the issuance of (i) shares of Common Stock of the Company pursuant to this Plan,
(ii) additional shares of Common Stock, (iii) any other security or debenture convertible into Common Stock, (iv) or any other equity security, including issuance pursuant to a plan of merger, consolidation, or statutory share exchange, and no adjustment by reason thereof shall be made with respect to the number of shares of Common Stock subject to an Option or the Option Price.

     13.4  Rights of the Company.  The grant of an Option pursuant to the
           ---------------------
Plan shall not affect in any way the right or power of the Company to issue additional shares of stock; to make adjustments, reclassifications, reorganizations or changes in its capital or business structure; to participate in a merger, consolidation, or share exchange with another corporation; or to dissolve, liquidate, or sell or transfer all or any part of its business or assets.

14.  LEGAL RESTRICTIONS

     The Company will not be obligated to issue shares of Common Stock if counsel to the Company determines that such issuance would violate any law or regulation of any governmental authority or any agreement between the Company and any national securities exchange upon which the Common Stock is listed. In connection with any stock issuance or transfer, the person acquiring the shares shall, if requested by the Company, give assurances satisfactory to counsel by the Company regarding such matters as the Company may deem desirable to assure compliance with all legal requirements. The Company shall in no event be obliged to take any action in order to cause the exercise of any option.

15.  TERM OF PLAN

     Options may be granted pursuant to the Plan from time to time within a period of 10 years from the effective date. The Plan will terminate on March 17, 1995.

16.  AMENDMENT OF THE PLAN

     The Board of Directors may at any time terminate, suspend or amend the Plan, provided that no such amendment shall, without the approval of the
      --------
stockholders of the Company:

     (i) increase the aggregate number of shares which may be issued in connection with Options with the exception of the adjustment provisions in
Section 13.1;

     (ii)   change the provisions for establishing the Option Price;

     (iii)  increase the maximum period during which Options may be exercised;

     (iv)   extend the term of the Plan;

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

     (v) materially modify the requirements as to eligibility for participation in the Plan; or

     (vi) materially increase the benefits accruing to participants under the Plan;

and provided further, that any Plan provision that specifies the employees who
    ----------------
may receive Options, the amount of Options, or exercise price thereof, awarded to such employees, and the timing of Option grants, or is otherwise a "plan provision" within the meaning of Rule 16b-3(c)(2)(ii)(B) under the Exchange Act, shall not be amended more than once every six months, other than to comport with changes in the Code, or the rules thereunder.

17.  MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS

     Subject to the terms and conditions of the Plan and any Option Agreement, the Committee may modify, extend or renew outstanding Options granted under the Plan, or accept the surrender of outstanding Options, to the extent not previously exercised, and authorize the granting of new Options in substitution therefor. The Committee may not change the terms or conditions of any outstanding Option in a manner that would adversely affect the rights of the Optionee without the express written consent of the Optionee (or the person entitled to exercise the Option if the Optionee is deceased) unless permitted by the terms of the Option Agreement.

18.  APPLICATION OF FUNDS

     The proceeds received by the Company from the sale of Common Stock pursuant to the exercise of the Optionee shall be used for its general corporate purposes.

19.  WITHHOLDING TAXES

     19.1  Elections to Pay Withholding Taxes.  Any Optionee may pay the
           ----------------------------------
amount of any federal, state or local taxes required by law to be withheld in connection with the exercise of an Option, as well as any additional taxes on the exercise up to Optionee's marginal rate, either in cash or in such other consideration as approved by the Committee in its sole discretion including, but not limited to (i) shares of previously owned Stock held by the Optionee for at least six months (valued at Fair Market Value), or (ii) the Company's retention of shares of Stock otherwise issuable to the Optionee upon exercise (valued at Fair Market Value); provided that only the amount of taxes required to be
                    --------
withheld by law may be paid pursuant to (ii). Shares of Stock used to make payments under (i) and (ii) shall be valued as of the date such notice is received by the Company's Stock Option Administrator, and the number of shares to be required for payments under (i) or (ii) shall be rounded to the nearest whole share so that no cash payment shall be required by reason of any fractional amount.

     19.2  Compulsory Payment of Tax Withholding Obligations.  In the event
           -------------------------------------------------
an Optionee does not satisfy his tax withholding obligations pursuant to Section 19.1, the Company or a Related Corporation thereof shall have the right to deduct from any compensation or any other payment of any kind due Optionee the amount of any federal, state or local taxes required by law to be withheld as the result of the exercise of an Option or the disposition (as that term is defined in Section 424(c) of the Code) of shares acquired pursuant to the exercise of an Incentive Stock Option. In lieu of such deduction, the Company may require the Optionee to make a cash payment to the Company or a Related Corporation thereof equal to the amount required to be withheld. In the event the Optionee does not make such payment when requested, the Company may refuse to issue any stock certificate pursuant to the exercise of any Option until arrangements satisfactory to the Committee for such payment have been made.

20.  MISCELLANEOUS

     20.1  Exclusion from Retirement and Fringe Benefit Computation.  The
           --------------------------------------------------------
award and exercise of Options pursuant to the Plan shall not be taken into account as "wages," "salary," or "compensation" in determining eligibility, benefits or otherwise under (i) any pension, retirement, profit-sharing or other qualified or non-qualified plan or deferred compensation; (ii) any employee welfare or fringe benefit plan including, but not limited to, group life or disability insurance; or (iii) any form of extraordinary pay including, but not limited to, bonuses, sick pay and vacation pay.

     20.2  Notice of Disqualifying Disposition.  In the event an Optionee
           -----------------------------------
makes a disposition (as that term is defined in Section 424(c) of the Code) of any shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option within two years from the date the Incentive Stock Option is granted or within one year after the shares are transferred, the Optionee shall notify the Committee of such disposition in writing.

     20.3  Gender.  As used herein the masculine gender shall include the
           ------
feminine as the identity of an Optionee may require.

     20.4  Governing Law.  The validity, interpretation and administration of
           -------------
the Plan and of any rules, regulations, determinations or decisions made thereunder, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with the laws of the State of Delaware, without regard to its conflict of laws, rules and principles. Without limiting the generality of the foregoing, the period within which any action in connection with the Plan must be commenced shall be governed by the laws of the State of Delaware without regard to the place where the act or omission complained of took place, the residence of any party to such action or the place where the action may be brought.

     20.5  Headings.  The headings in this Plan are for reference purposes only
           --------
and shall not affect the meaning or interpretation of the Plan.

     20.6  Notices.  All notice and other communications made or given pursuant
           -------
to this Plan shall be in writing and shall be sufficiently made or given if hand delivered or mailed by certified mail, addressed to the Optionee at the address contained in the records of the Company, or to the Company at its principal office.

                                      -10-